Exhibit 10.6
Assignment and Assumption Agreement and Amendment
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT AND AMENDMENT (this “Assignment”) is effective the 22nd day of September, 2009, by and among Michael Culumber (“Executive”), MiMedx, Inc. (“MiMedx”) and MiMedx Group, Inc. (“Group”);
WHEREAS, Michael Culumber (“Executive”) and MiMedx, Inc. are parties to an Employment Agreement (the “Employment Agreement”) dated May 16, 2008; and
WHEREAS, the Board of Directors of Group has appointed Executive as Group’s Chief Financial Officer effective September 22, 2009, and the parties believe that is in their best interests to assign the Employment Agreement to Group so that Executive will become employed by Group for purposes of completing the terms of the Employment Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto agree as follows:
1.
MiMedx hereby assigns and delivers all of its rights, duties and obligations under the Employment Agreement to Group effective on the date and year first written above. From and after the date of this Assignment, all references in the Employment Agreement to the “Company” shall be deemed to refer to Group.

2.	Group hereby assumes and agrees to pay, discharge and perform, as appropriate, all of MiMedx’s obligations under the Employment Agreement arising after the date hereof.
3.
The first sentence of Section 1 of the Employment Agreement is hereby amended to read as follows: “Executive shall be employed by the Company as its Chief Financial Officer, reporting to Company’s Chief Executive Officer.”

4.	Except as otherwise provided herein, the Employment Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Assignment to be executed as of the date and year first written above.

Michael Culumber:			MiMedx, Inc.

/s/: Michael J. Culumber			By	/s/: Michael J. Culumber

				Its	Chief Financial Officer
MiMedx Group, Inc.

By	/s/: Roberta L. McCaw

	Its	Secretary